                                                                    EXHIBIT 99.3

                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                       EXCHANGE OF SHARES OF COMMON STOCK
                                       OF

                             BANNER AEROSPACE, INC.

                       FOR SHARES OF CLASS A COMMON STOCK

                                       OF

                            THE FAIRCHILD CORPORATION
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)


         This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined herein) of Banner Aerospace, Inc., a Delaware corporation ("Banner"), made pursuant to the Prospectus, dated March 13, 1998 (the "Prospectus"), by holders whose stock certificate(s) representing shares of Common Stock, par value $1.00 per share ("Banner Shares"), of Banner are not immediately available or who cannot deliver the certificate(s) and all other required documents to Chase Mellon Shareholder Services, L.L.C. (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedure for book-entry transfer on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or transmitted by mail, facsimile transmission, or overnight courier to the Exchange Agent. See "The Exchange Offer - Guaranteed Delivery Procedure" in the Prospectus.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                    CHASE MELLON SHAREHOLDER SERVICES, L.L.C.

By Mail:                          By Facsimile Transmission:      By Hand:                           Overnight Courier:
Post Office Box 3300                                              120 Broadway, 13th Floor           85 Challenger Road
South Hackensack, NJ  07606            (201) 296-4774             New York, NY  10271                Mail Drop - Reorg
Attn: Reorganization Department   Call toll free (800) 777-3674   Attn: Reorganization Department    Ridgefield Park, NJ  07660
                                                                                                     Attn: Reorganization Department

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the Instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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LADIES AND GENTLEMEN:

         Upon the terms and subject to the conditions set forth in the Prospectus, dated March 13, 1998 (the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), the receipt of which is hereby acknowledged, the undersigned hereby tenders to Banner Aerospace, Inc., a Delaware corporation ("Banner"), the number of shares of Common Stock, par value $1.00 per share ("Banner Shares"), of Banner set forth below, pursuant to the guaranteed delivery procedure set forth in the section entitled "The Exchange Offer - Guaranteed Delivery Procedure" in the Prospectus.

                             (Please Type or Print)


Signature(s):  _________________________________________________________________

________________________________________________________________________________
Name(s) of
Record Holder(s): ______________________________________________________________

________________________________________________________________________________

Address(es): ___________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                                                      (Zip Code)
Area Code and Tel. No(s).:

________________________________________________________________________________

Dated: _________________________________________________________________________



Number of Banner Shares Tendered:

________________________________________________________________________________

Certificate No(s). (if available):

________________________________________________________________________________

________________________________________________________________________________

Total Number of Shares Represented by Banner Shares Certificate(s):

________________________________________________________________________________

IF BANNER SHARES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, CHECK BOX AND PROVIDE ACCOUNT NUMBER

|_| The Depository Trust Company

Account Number: ________________________________________________________________


                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         The undersigned, a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby (i) guarantees that either the certificates representing Banner Shares tendered hereby in proper form for transfer (or a confirmation of a book-entry of such Banner Shares into the Exchange Agent's account at The Depository Trust Company together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any required signature guarantees, or an Agent's Message (as defined in the Prospectus) in connection with a book-entry transfer of shares, and any other documents required by the Letter of Transmittal will be received by the Exchange Agent at one of its addresses set forth above, within five New York Stock Exchange, Inc. trading days after the date hereof, (ii) represents that the holder on whose behalf this tender is being made owns Banner Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), and (iii) represents that the tender Banner Shares complies with Rule 14e-4.

____________________________________  __________________________________________
             Name of Firm                            Authorized Signature
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____________________________________  __________________________________________
               Address                                       Title

____________________________________  Name: ____________________________________
                          (Zip Code)                   (Please Type or Print)

____________________________________  Dated: ___________________________________
         Area Code and Tel. No.

NOTE: DO NOT SEND CERTIFICATES FOR BANNER SHARES WITH THIS NOTICE. STOCK CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.